UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2018
_________________________________________________
8point3 Energy Partners LP
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.02. Termination of a Material Definitive Agreement.

On June 19, 2018, upon completion of the Mergers (as defined below), 8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership” or “8point3”), caused 8point3 Operating Company, LLC, a Delaware limited liability company (“OpCo”), to terminate the existing Credit and Guaranty Agreement dated as of June 5, 2015 among OpCo, as borrower, the Partnership, certain other subsidiaries of the Partnership and the lenders party thereto, as amended (the “Credit Agreement”). In addition, upon completion of the Mergers, the Partnership caused OpCo to terminate the Promissory Note dated as of December 1, 2016 among OpCo and First Solar Asset Management, LLC (the “Promissory Note”).

With proceeds from (i) debt financing from Mitsubishi UFJ Financial Group, Inc. and (ii) equity financing from investment funds managed by Capital Dynamics, Inc. and certain of its co-investors, all indebtedness, liabilities and obligations were paid in full, and all commitments of the lenders to extend credit under the Credit Agreement and the Promissory Note were terminated in full. No prepayment or early termination penalties or premiums were incurred as a result of the termination of the Credit Agreement or the Promissory Note.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 19, 2018, 8point3 completed its previously announced mergers with certain affiliates of Capital Dynamics, Inc. (the “Mergers”). The Mergers were completed in accordance with the Agreement and Plan of Merger and Purchase Agreement, dated as of February 5, 2018, by and among the Partnership, 8point3 General Partner, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), OpCo, 8point3 Holding Company, LLC, a Delaware limited liability company (“Holdings”), 8point3 Solar CEI, LLC, a Delaware limited liability company (“8point3 Solar”), 8point3 Co-Invest Feeder 1, LLC, a Delaware limited liability company (“Investor Co 1”), 8point3 Co-Invest Feeder 2, LLC, a Delaware limited liability company (“Investor Co 2”), CD Clean Energy and Infrastructure V JV (Holdco), LLC, a Delaware limited liability company (“CD CEI V JV Holdco” and, together with 8point3 Solar, Investor Co 1 and Investor Co 2, collectively, “Parent”), 8point3 Partnership Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of 8point3 Solar (“Partnership Merger Sub”), 8point3 OpCo Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“OpCo Merger Sub 1”), and 8point3 OpCo Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“OpCo Merger Sub 2”) (as it may be amended from time to time, the “Merger Agreement”), pursuant to which (i) OpCo Merger Sub 1 merged with and into OpCo (“OpCo Merger 1”) and OpCo Merger Sub 1 ceased to exist and OpCo continued as the surviving limited liability company of OpCo Merger 1 (the “Initial Surviving LLC”), (ii) OpCo Merger Sub 2 merged with and into the Initial Surviving LLC (“OpCo Merger 2” and, together with OpCo Merger 1, the “OpCo Mergers”) and the separate existence of OpCo Merger Sub 2 ceased to exist and the Initial Surviving LLC continued as the surviving limited liability company of OpCo Merger 2, (iii) Partnership Merger Sub merged with and into the Partnership (the “Partnership Merger” and, together with the OpCo Mergers, the “Mergers”) and the separate existence of Partnership Merger Sub ceased to exist and the Partnership continued as the surviving partnership of the Partnership Merger, (iv) Holdings transferred to 8point3 Solar or an affiliate of 8point3 Solar designated by 8point3 Solar, and 8point3 Solar (or its designated affiliate) accepted, for no additional consideration, the transfer and delivery of, 100% of the issued and outstanding membership interests in the General Partner, including all rights and obligations relating thereto and all economic and capital interests therein, and 100% of the issued and outstanding Incentive Distribution Rights (as defined in that certain Amended and Restated Limited Liability Company Agreement of OpCo, dated June 24, 2015 (the “OpCo LLC Agreement”)) (the “Equity Transfers”).

Pursuant to OpCo Merger 1, Section 14.3(e) of the OpCo LLC Agreement and Section 18-209(f) of the Delaware Limited Liability Company Act, as amended, at the OpCo Merger 1 Effective Time (as defined in the Merger Agreement), (i) the OpCo LLC Agreement was amended by Amendment No. 1 (the “OpCo Agreement Amendment”), to permit a special distribution to the members of OpCo pro rata in accordance with their ownership of OpCo Units (as defined in the OpCo LLC Agreement), (ii) each issued and outstanding limited liability company interest in OpCo Merger Sub 1 was cancelled for no consideration, and (iii) the Initial Surviving LLC made a special distribution in an amount equal to the OpCo Merger 1 Distribution Amount (as defined in the Merger Agreement) to the members of OpCo (the “Special Distribution”). Pursuant to OpCo Merger 2, at the OpCo Merger 2 Effective Time (as defined in the Merger Agreement), (i) each issued and outstanding OpCo Common Unit (as defined in the OpCo LLC Agreement), other than the OpCo Common Units owned by the Partnership, and each issued and outstanding OpCo Subordinated Unit (as defined in the OpCo LLC Agreement) (a) was converted into the right to receive an amount in cash equal to $12.48 per unit (the “Merger Consideration”), (b) was no longer outstanding, (c) was automatically canceled and (d) ceased to exist, and (ii) the limited liability company interests in OpCo Merger Sub 2 issued and outstanding was converted into a number of OpCo Common Units and OpCo Subordinated Units equal to the number of OpCo Common Units and OpCo Subordinated Units canceled pursuant to (i) above. Pursuant to the Partnership Merger, at the Partnership Merger Effective Time (as defined in the Merger Agreement), (i) each issued and outstanding Class A Share (as defined in that certain Amended and Restated Agreement of Limited Partnership of the Partnership, dated June 24,

2015 (the “Partnership Agreement”)) (a) was converted into the right to receive an amount in cash equal to the Merger Consideration, (b) was no longer outstanding, (c) was automatically canceled and (d) ceased to exist, and (ii) each issued and outstanding Class B Share (as defined in the Partnership Agreement) (a) was automatically canceled and (b) ceased to exist, and (iii) the limited liability company interests in Partnership Merger Sub issued and outstanding was converted into a number of Class A Shares equal to the number of Class A Shares canceled pursuant to (i) above.

The Mergers and the Equity Transfers were funded through (i) debt financing from Mitsubishi UFJ Financial Group, Inc. and (ii) equity financing from investment funds managed by Capital Dynamics, Inc. and certain of its co-investors.

No dissenters’ or appraisal rights were available, or will be available, with respect to the transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on February 5, 2018.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent required, the information contained in Item 2.01 in this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Mergers, the NASDAQ Stock Exchange (the “NASDAQ”) was notified that each Class A shares issued and outstanding immediately prior to the Partnership Merger Effective Time was converted pursuant to the Merger Agreement into the right to receive Merger Consideration, subject to the terms and conditions of the Merger Agreement. The Partnership requested that the NASDAQ file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Class A shares from the NASDAQ and to deregister the Class A shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Class A shares will be suspended from trading on the NASDAQ prior to the opening of trading on June 20, 2018. The Partnership also intends to file with the SEC a Form 15 suspending the Partnership’s reporting obligations under the Exchange Act.

Item 3.03. Material Modification to the Rights of Security Holders.

To the extent required, the information contained in Item 2.01 in this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required, the information contained in Item 2.01 in this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Mergers, as of the Partnership Merger Effective Time, Charles D. Boynton, Alexander R. Bradley, Natalie F. Jackson, Thomas C. O’Connor, Norman J. Szydlowski, Mark R. Widmar and Michael W. Yackira resigned as members of the Board of Directors of the General Partner and as members of each committee of the Board of Directors on which they served immediately prior to the Partnership Merger Effective Time. In connection with the Mergers, as of the Partnership Merger Effective Time, Charles D. Boynton, Bryan R. Schumaker, Jason E. Dymbort, Natalie F. Jackson and Max Gardner resigned as officers of the General Partner.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the OpCo Merger 1 Effective Time, the OpCo LLC Agreement, as amended by the OpCo Agreement Amendment shall be the limited liability company agreement of the Initial Surviving LLC until thereafter amended in accordance with its terms and applicable Law. The OpCo Agreement Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the OpCo LLC Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the OpCo LLC Agreement, which was filed as Exhibit 3.2 to the Partnership’s Current Report on Form 8-K filed on June 30, 2015.

Item 8.01. Other Events.

On June 19, 2018, the Partnership issued a press release announcing the closing of its previously announced merger with certain affiliates of Capital Dynamics, Inc. as described in Item 2.01. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit Index
3.1	Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of OpCo, dated June 19, 2018.
99.1	Press Release, dated June 19, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

		By:	8point3 General Partner, LLC,
its general partner

		By:	/s/ JASON E. DYMBORT
Jason E. Dymbort
General Counsel
Date:	June 19, 2018